UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2009 (June 2, 2009)

HOLLY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-03876 (Commission File Number)	75-1056913 (I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1600 Dallas, Texas (Address of principal executive offices)	75201-6915 (Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5
EX-99.6

Item 7.01 Regulation FD Disclosure.
     Furnished as Exhibit 99.1 and incorporated herein by reference in its entirety is a copy of a press release issued by Holly Corporation (the “Company”) on June 2, 2009 announcing that it intends to commence an offering of $200 million principal amount of senior notes due 2017.
     A copy of certain information contained in the preliminary offering memorandum dated June 2, 2009 relating to the proposed private offering of the notes under the captions “Risk factors,” “Our recent acquisition of the Tulsa Refinery,” “Management’s discussion and analysis of financial condition and results of operations,” and “Business” is attached as Exhibits 99.2, 99.3, 99.4 and 99.5 , respectively, to this report and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information furnished in this report on Form 8-K pursuant to Item 7.01, including Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically incorporates it by reference in a document filed under the Exchange Act or the Securities Act of 1933 (“Securities Act"). By filing this report on Form 8-K pursuant to Item 7.01 and furnishing this information, the Company makes no admission as to the materiality of any information in this report, including Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, or that any such information includes material investor information that is not otherwise publicly available.
     The information furnished in this report on Form 8-K pursuant to Item 7.01, including the information contained in Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company disclaims any current intention to revise or update the information furnished in this report on Form 8-K pursuant to Item 7.01, including the information contained in Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, although the Company may do so from time to time as its management believes is warranted. Any such updating may be made through the furnishing or filing of other reports or documents with the SEC, through press releases or through other public disclosure.
     The information furnished in this report on Form 8-K pursuant to Item 7.01, including the information contained in Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, is neither an offer to sell nor a solicitation of an offer to buy any of the notes. The notes that the Company intends to offer will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.
Item 8.01 Other Events.
     In December 2007, the Financial Accounting Standard Board issued Statement of Financial Accounting Standards (“SFAS”) No. 160 “Noncontrolling Interests in Consolidated Financial Statements — an Amendment of Accounting Research Bulletin No. 51.” SFAS No. 160 changes the classification of noncontrolling interests, also referred to as minority interests, in the consolidated financial statements. This standard was effective for all fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Early adoption was not permitted.
     The Company adopted this standard effective January 1, 2009. The Company is filing as Exhibit 99.6 to this report the Consolidated Financial Statements of Holly Corporation as of December 31, 2008 and 2007, and for each of the three years ended December 31, 2008, which have been updated from the financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, to reflect our retrospective application of this standard. As a result, all previous references to “minority interest” have been replaced with “noncontrolling interest.” Additionally, net income attributable to the non-controlling interest in the Company’s subsidiary Holly Energy Partners, L.P. is now presented as an adjustment to net income to arrive at “Net income attributable to Holly Corporation stockholders” in the Company’s Consolidated Statements of Income. Prior to our adoption of this standard, this amount was presented as “Minority interests in earnings of Holly Energy Partners,” a non-operating expense item before “Income before income taxes.” Additionally, equity attributable to noncontrolling interests is now presented as a separate component of total equity in the Company’s Consolidated Financial Statements. While this presentation differs from previous GAAP requirements, this standard did not affect our net income and equity attributable to Holly stockholders.
Item 9.01 Financial Statements and Exhibits.

23.1	—	Consent of Ernst & Young LLP

99.1	—	Press Release of Holly Corporation issued June 2, 2009.*

99.2	—	Information contained under the caption “Risk factors” in the preliminary offering memorandum.*

99.3	—	Information contained under the caption “Our recent acquisition of the Tulsa Refinery” in the preliminary offering memorandum.*

99.4	—	Information contained under the caption “Management’s discussion and analysis of financial condition and results of operations” in the preliminary offering memorandum.*

99.5	—	Information contained under the caption “Business” in the preliminary offering memorandum.*

99.6	—	Consolidated Financial Statements of Holly Corporation as of December 31, 2007 and 2008 and for each of the three years ended December 31, 2008 (adjusted to reflect to the retrospective application of SFAS No. 160 and certain other items as described in Note 21).

*	Furnished pursuant to Regulation FD.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY CORPORATION
By:	/s/ Scott C. Surplus
Scott C. Surplus
Vice President and Controller

Date: June 2, 2009

EXHIBIT INDEX

Exhibit
Number		Exhibit Title
23.1	—	Consent of Ernst & Young LLP

99.1	—	Press Release of Holly Corporation issued June 2, 2009.*

99.2	—	Information contained under the caption “Risk factors” in the preliminary offering memorandum.*

99.3	—	Information contained under the caption “Our recent acquisition of the Tulsa Refinery” in the preliminary offering memorandum.*

99.4	—	Information contained under the caption “Management’s discussion and analysis of financial condition and results of operations” in the preliminary offering memorandum.*

99.5	—	Information contained under the caption “Business” in the preliminary offering memorandum.*

99.6	—	Consolidated Financial Statements of Holly Corporation as of December 31, 2007 and 2008 and for each of the three years ended December 31, 2008 (adjusted to reflect to the retrospective application of SFAS No. 160 and certain other items as described in Note 21).

*	Furnished pursuant to Regulation FD.